SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) January 20, 2006
Triad Financial Corporation
(Sponsor with respect to Securities)
Triad Financial Special Purpose LLC
(Depositor with respect to Securities)
Triad Automobile Receivables Trust 2006-A
(Issuing Entity with respect to Securities)
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation of Issuing Entity)	333-125925 (Commission File Number)	20-3966549 (I.R.S. Employer Identification Number of Issuing Entity)

Mike L. Wilhelms Triad Financial Corporation 7711 Center Avenue Huntington Beach, California (Address of principal executive offices)		92647 (Zip Code)
Registrant’s Telephone Number, including area code: (714) 373-8300
No Change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01. Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 5.1
EXHIBIT 8.1

Item 8.01. Other Events
     Incorporation of Certain Documents by Reference
     The registrant is filing a final prospectus supplement, dated January 20, 2006, setting forth a description of the collateral pool and the proposed structure of $150,000,000 aggregate principal balance of Class A-1 4.573628% Asset Backed Notes (the “Class A-1 Notes”), $250,000,000 aggregate principal balance of Class A-2 4.82% Asset Backed Notes (the “Class A-2 Notes”), $247,000,000 aggregate principal balance of Class A-3 4.77% Asset Backed Notes (the “Class A-3 Notes”) and $175,000,000 Class A-4 4.88% Asset Backed Notes (the “Class A-4 Notes” and, together with the Class A-1 Notes, the Class A-2 Notes and the Class A-3 Notes, the “Notes”) by Triad Automobile Receivables Trust 2006-A (the “Trust”).
Item 9.01. Exhibits

Exhibit 5.1	The following is filed as an Exhibit to this Report under Exhibit 5.1.

Opinion of Counsel of Kirkland & Ellis LLP, dated as of January 20, 2006.

Exhibit 8.1	The following is filed as an Exhibit to this Report under Exhibit 8.1.

Opinion of Counsel of Kirkland & Ellis LLP, dated as of January 20, 2006.

SIGNATURES
     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIAD FINANCIAL SPECIAL PURPOSE LLC
Dated: January 23, 2006	By:	/s/ Orlando Figueroa
		Name:	Orlando Figueroa
		Title:	Manager

EXHIBIT INDEX

Exhibit No.	Description

5.1	Opinion of Counsel of Kirkland & Ellis LLP, dated as of January 20, 2006.

8.1	Opinion of Counsel of Kirkland & Ellis LLP, dated as of January 20, 2006.